International operations (Tables)	12 Months Ended
Dec. 31, 2011
Foreign Revenue, Income before Income Taxes, Net Income and Assets from Foreign Operations

Total revenue, income before income taxes, income from continuing operations and total assets of our international operations are shown in the table below.

International operations
	International				Total international	Total domestic
(in millions)	EMEA		APAC	Other				Total
2011:
Total assets at period end (a)	$61,115	(b)	$13,030	$1,694	$75,839	$249,427		$325,266
Total revenue	3,780	(b)	842	769	5,391	9,339		14,730
Income before taxes	1,135		426	350	1,911	1,706		3,617
Net income	867		325	267	1,459	1,110		2,569
2010 (c):
Total assets at period end (a)	$72,629	(b)	$8,806	$3,124	$84,559	$162,422		$246,981
Total revenue	3,497	(b)	745	735	4,977	8,898		13,875
Income before taxes	1,222		394	348	1,964	1,730		3,694
Net income from continuing operations	916		295	261	1,472	1,175		2,647
2009 (c):
Total assets at period end (a)	$58,011	(b)	$5,588	$1,375	$64,974	$145,008		$209,982
Total revenue	2,825	(b)(d)	669	578	4,072	3,582		7,654
Income (loss) before taxes	863	(d)	287	257	1,407	(3,615)		(2,208)
Net income (loss) from continuing operations	667	(d)	222	199	1,088	(1,901	) (e)	(813)
(a)	Total assets include long-lived assets, which are not considered by management to be significant in relation to total assets. Long-lived assets are primarily located in the United States.
(b)	Includes revenue of approximately $2.2 billion, $2.1 billion and $1.6 billion and assets of approximately $28.3 billion, $44.7 billion and $43.0 billion in 2011, 2010, and 2009, respectively, of international operations domiciled in the United Kingdom, which is 15%, 15% and 21% of total revenue and 9%, 18%, and 20% of total assets, respectively.
(c)	Presented on a continuing operations basis.
(d)	In 2009, excludes the $269 million of investment securities losses on the European floating rate notes.
(e)	Domestic income from continuing operations in 2009 was reduced by investment securities losses.